Revenue	12 Months Ended
Dec. 31, 2022
Revenue
Revenue

4. Revenue

Seagen Agreement

In September 2022, we entered into an exclusive worldwide license agreement with Seagen (Seagen Agreement) to develop, manufacture and commercialize SGN-EGFRd2 (LAVA-1223), an advanced preclinical asset that utilizes LAVA’s proprietary Gammabody technology to target EGFR-expressing solid tumors. Under the terms of the agreement, we received a $50.0 million nonrefundable upfront payment in October 2022 and could receive up to approximately $650.0 million in potential development, regulatory and commercial milestones, and royalties ranging from high single-digit to mid-teen percentages on future sales, within a range of less than 10%. The agreement also provides Seagen with the opportunity to exclusively negotiate rights to apply LAVA's proprietary Gammabody platform on up to two additional tumor targets.

We are entitled to receive tiered royalties based on commercial sales levels from mid-single to double digit percentages of net sales of licensed products. Seagen has also granted us a one-time option to obtain increased royalties if we exercise a buy-up option within a certain amount of time from certain key early clinical data becoming available for the first licensed product. We have a specified period of time after notice of such buy-up option to pay Seagen a one-time fee of $35.0 million (buy-up fee). In the event we exercise the buy-up option and pay the buy-up fee, we are entitled to receive increased future royalty percentages to a range of low double-digit to high mid-teen percentages on future sales, within a range of less than 10%, and certain future milestones will be decreased by 30%.

Royalties are payable on a licensed product-by-licensed product and country-by-country basis beginning with the first commercial sale of such licensed product in such country of sale and expiring ten years after such sale, subject to specified and capped reductions for the market entry of biosimilar products, loss of patent coverage of licensed products, and for payments owed to third parties for additional rights necessary to commercialize licensed products in the territory.

Under the Seagen Agreement we are also entitled to receive reimbursement of up to $6.5 million for certain agreed to research, manufacturing and supply activities, as well as the transfer of all manufacturing-related know-how and materials, including all CMC documentation, data and processes, to enable the manufacture of licensed compounds and products by Seagen.

We determined that the Seagen Agreement and the research, manufacturing and supply activities and materials transfer fall within the scope of IFRS 15, Revenue from Contracts with Customers (IFRS 15). In calculating the transaction price, we determined the following four performance obligations under the agreement: (i) provide exclusive license; (ii) provide manufacturing technology transfer activities; (iii) provide initial drug supply; and (iv) research activities, including data and support for regulatory submission.

As of the agreement date in September 2022, we allocated the transaction price to the performance obligations described above as follows:

		Cumulative
	Transaction	Revenue	Contract
(in thousands)	Price	Recognized	Asset
License	$50,000	$15,165	$—
Manufacturing technology transfer activities	2,167	2,073	—
Initial supply	3,583	—	3,309
Research activities	750	663	—
Buy-up fee	(35,000)	—
	$21,500	$17,901	$3,309

For each of the performance obligations described above, we have determined the following methods of revenue recognition:

●	License: We recognized revenue from the license at a point in time. Upon signing the Seagen Agreement, ownership of the license was immediately transferred to Seagen. We no longer have any rights to the license other than to fulfill our obligations under the Seagen Agreement, and we do not have the obligation to improve, modify or update the license transferred. As such there is no significant continued involvement in the license provided. Seagen can begin to use and benefit from the license after effective date of the Agreement as they are now the sole ‘owner’ of the underlying patents and know-how. In connection with the license performance obligation, we recognized revenue of $15.2 million for the year ended December 31, 2022. See below for further discussion on the considerations of the buy-up fee.

●	Manufacturing technology transfer activities: We recognize manufacturing technology transfer activities over time. These activities under the Seagen Agreement are performed by us at the direction of Seagen. As such, we record revenue related to these activities over time as they occur, measured based on a cost-to-cost method. Based on the manufacturing technology transfer activities performed during the year ended December 31, 2022, we recognized revenue and recorded a receivable of $2.1 million. We expect the remainder of revenue related to this performance obligation to be recognized in 2023.

●	Initial supply: We recognize revenue from the initial supply of drug product at a point in time. We have recorded $3.3 million in prepaid expenses and other current assets, representing the value of the initial supply of drug product we have developed. In doing so, we also reduced research and development expenses related to this drug supply previously recorded. We are obligated to transfer this initial supply to Seagen after entering into a separate supply and materials transfer agreement with Seagen. This supply and materials transfer agreement was executed in January 2023. We will recognize revenue at the point in time that the supply and materials transfer agreement is executed, and we transfer the initial supply of drug product to Seagen. Once transferred to Seagen, we have no further rights or ownership to the drug product. We did not recognize any revenue related to the initial supply of drug product for the year ended December 31, 2022. We expect the revenue related to this performance obligation to be recognized in 2023.

●	Research activities: We recognize research activities over time. These activities under the Seagen Agreement are performed by us at the direction of Seagen. As such, we record revenue related to these activities over time as they occur, measured based on a cost-to-cost method. Based on the manufacturing and supply activities performed during the year ended December 31, 2022, we recognized revenue and recorded a receivable of $0.7 million. We expect the remainder of revenue related to this performance obligation to be recognized in 2023.

●	Buy-up fee: We recognize revenue from the buy-up fee at a point in time. We determined that the one-time buy-up fee of $35.0 represents variable consideration, for which we have deferred revenue recognition until such time the option is exercised or expires. Accordingly, we received the non-refundable upfront payment of $50.0 million in October 2022, and recorded a deferred revenue liability of $35.0 million on our consolidated statement of financial position as of December 31, 2022. If we do not exercise this buy-up option, the revenue related to this performance obligation will be recognized. If we do exercise this buy-up option, this amount will be accounted for as a refund of the transaction price to the customer. We expect the ability for us to make a decision on whether or not to exercise the buy-up option to occur in 2026.

Janssen Agreement

In May 2020, the Company entered into a research collaboration and license agreement (Janssen Agreement) with Janssen Biotech, Inc. (Janssen). As part of the Janssen Agreement, the Company received a non-refundable upfront payment of $8.0 million, which was recognized on a straight-line basis over the two-year term of the research activities under the agreement. The straight-line method of recognition materially approximates the cost-to-cost method of revenue recognition. As of December 31, 2022, we had no remaining unearned income related to this payment. Revenues for the year ended December 31, 2021 have been revised for certain immaterial misstatements relating to foreign currency translation. Further information regarding the misstatements and related revision is included in Note 23 - Revision of Immaterial Misstatements.

The Company is entitled to receive tiered royalties based on commercial sales levels from low to mid-single digit percentages of net sales of licensed products. Royalties are payable on a licensed product-by-licensed product and country-by-country basis beginning with the first commercial sale of such licensed product in such country of sale and expiring ten years after such sale, subject to specified and capped reductions for the market entry of biosimilar products, loss of patent coverage of licensed products, and for payments owed to third parties for additional rights necessary to commercialize licensed products in the territory and expires 10 years after such sale. The Company is eligible to receive a research milestone and further payments upon the achievement of certain development and commercial milestones.

Development milestones

In December 2020, the Company achieved the first Research Milestone, as defined in the Janssen Agreement, triggering a milestone payment of $1.0 million. In September 2021, the Company achieved the second Research Milestone, triggering a milestone payment of $1.0 million. Revenue for these development milestones was recognized at the point in time the milestone was achieved.

Deferred Revenue

The Company’s deferred revenue balance relates to amounts received, but not yet earned under both the Janssen Agreement and Seagen Agreement as described above. As of December 31, 2021, the deferred revenue balance related only to the Janssen Agreement, which was fully recognized in 2022. As of December 31, 2022, we established a deferred revenue balance related to the Seagen Agreement buy-up option as described above. The following table presents changes in the deferred revenue balance:

(in thousands)
Balance at January 1, 2021	$(6,176)
Recognized during the period	4,354
Foreign currency translation difference	295
Balance at December 31, 2021	(1,527)
Deferral of revenue	(35,000)
Recognized during the period	1,490
Foreign currency translation difference	37
Balance at December 31, 2022	$(35,000)